UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2007

XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31608 (Commission File Number)	98-0349685 (I.R.S. Employer Identification Number)
11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices, including zip code)
(310) 424-5668
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01 Regulation FD Disclosure
     On August 13, 2007, we issued a press release announcing a definitive merger agreement with CT Holdings Enterprises, Inc. (OTCBB: CTHE), pursuant to which we will emerge as the surviving entity. CT Holdings will effectuate a 1 for 8.27 reverse stock split, then exchange shares of its post-split common stock for our common stock on a 1 for 1 basis, change its name to Xcorporeal, and conduct our business going forward.
     A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
     Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward looking statements are based.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 13, 2007	XCORPOREAL, INC.
	By:	/s/ Winson W. Tang
Winson W. Tang
Chief Operating Officer